MLP Investment Company

KYN Quarterly Report

February 28, 2017

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of February 28, 2017, we had total assets of $4.3 billion, net assets applicable to our common stockholders of $2.4 billion (net asset value of $20.77 per share), and 114.0 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of February 28, 2017, we held $4.2 billion in equity investments and no debt investments.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2017.

Holding	Category	Amount ($ millions)		Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	Midstream MLP	$534.9		12.6%
2.	Williams Partners L.P.	Midstream MLP	426.0		10.0
3.	Energy Transfer Partners, L.P.(1)	Midstream MLP	404.2		9.5
4.	ONEOK Partners, L.P.(2)	Midstream MLP	344.5		8.1
5.	Plains All American Pipeline, L.P.	Midstream MLP	285.6		6.7
6.	MPLX LP	Midstream MLP	268.9		6.3
7.	Western Gas Partners, LP	Midstream MLP	238.8		5.6
8.	DCP Midstream, LP	Midstream MLP	225.7		5.3
9.	Buckeye Partners, L.P.	Midstream MLP	189.4		4.5
10.	Magellan Midstream Partners, L.P.	Midstream MLP	178.5		4.2

			$3,096.5		72.8%

(1)	On April 26, 2017, Energy Transfer Partners, L.P. (“ETP”) and Sunoco Logistics Partners L.P. (“SXL”) voted to approve the previously announced unit-for-unit merger. The merger is expected to close on April 28, 2017. On a combined basis, our ownership of ETP and SXL represents 11.8% of long-term investments as of February 28, 2017.

(2)	On February 1, 2017, ONEOK, Inc. (“OKE”) and ONEOK Partners, L.P. (“OKS”) announced an agreement under which OKE will acquire all common units of OKS in a stock-for-unit transaction. As of February 28, 2017, the Company did not own any OKE shares.

Results of Operations — For the Three Months Ended February 28, 2017

Investment Income.    Investment income totaled $9.2 million for the quarter. We received $75.3 million of dividends and distributions, of which $63.8 million was treated as return of capital and $2.3 million was treated as distributions in excess of cost basis. We also received $1.3 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating Expenses.    Operating expenses totaled $25.2 million, including $13.7 million of investment management fees, $7.6 million of interest expense, $3.1 million of preferred stock distributions and $0.8 million of other operating expenses. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.2 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $11.2 million and included a current tax expense of $0.1 million and a deferred tax benefit of $4.9 million.

Net Realized Gains.    We had net realized gains from our investments of $28.9 million, consisting of realized gains from long term investments of $45.6 million, a current tax benefit of $0.4 million and a deferred tax expense of $17.1 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $225.7 million. The net change consisted of a $356.3 million increase in our unrealized gains on investments, $0.2 million of unrealized gains from option activity and a deferred tax expense of $130.8 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $243.4 million. This increase was comprised of a net investment loss of $11.2 million, net realized gains of $28.9 million and a net increase in unrealized gains of $225.7 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2017
Distributions and Other Income from Investments
Dividends and Distributions(1)	$75.3
Paid-In-Kind Dividends(1)	1.3

Total Distributions and Other Income from Investments	76.6
Expenses
Net Investment Management Fee	(13.7)
Other Expenses	(0.8)
Interest Expense	(7.4)
Preferred Stock Distributions	(2.9)
Income Tax Benefit, net	4.8

Net Distributable Income (NDI)	$56.6

Weighted Shares Outstanding	113.9
NDI per Weighted Share Outstanding	$0.497

Adjusted NDI per Weighted Share Outstanding(2)	$0.513

Distributions paid per Common Share(3)	$0.450

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $1.9 million of consideration received in the merger of MarkWest Energy Partners, L.P. and MPLX LP. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	The distribution of $0.45 per share for the first quarter of fiscal 2017 was paid on April 21, 2017.

Last quarter, we guided to a reduction in our distribution as a result of the trend of MLPs (or GPs) with lower yields acquiring MLPs with a higher yield and this trend’s impact on our NDI. Since the time we provided this guidance, two additional transactions were announced: Williams Partners L.P. reduced its distribution in connection with its acquisition of the general partner and incentive distribution rights from its parent and the acquisition of ONEOK Partners, L.P. by its parent, ONEOK, Inc. Both transactions will have the effect of reducing our NDI. While the Williams and ONEOK transactions were viewed favorably by the market, in light of the negative impact of these transactions on NDI, we decreased our distribution by an amount greater than we had guided to last quarter. The current distribution level of $0.45 per share reflects all transactions related to our portfolio that have been announced or are currently anticipated.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

At February 28, 2017, we had total leverage outstanding of $1,126 million, which represented 26% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 30% of our total assets. As the MLP market has recovered from the recent downturn, we have been operating with leverage levels less than our stated policy. On April 20, 2017, based on our recommendation, the Board of Directors modified our policy on target leverage levels to a range of 25%-30%, effective June 30, 2017. We believe incorporating a range of target leverage levels is more appropriate given the volatility in MLP prices experienced over the past several years. See Information Regarding Changes to Investment Policy on page 35. Total leverage was comprised of $767 million of Notes, $59 million of borrowings outstanding under our unsecured term loan (the “Term Loan”) and $300 million of MRP Shares. At February 28, 2017, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), and we had $1 million of cash and cash equivalents. As of April 21, 2017, we had no borrowings outstanding under our Credit Facility, $116 million outstanding under our Term Loan, and we had $1 million of cash and cash equivalents.

Our Credit Facility has a two-year term maturing on February 28, 2018 and a total commitment amount of $150 million. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Term Loan may be repaid and subsequently borrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan.

At February 28, 2017, we had $767 million of Notes outstanding that mature between 2017 and 2025 and we had $300 million of MRP Shares outstanding that are subject to mandatory redemption between 2017 and 2022. On April 24, 2017, we redeemed all $20 million of our Series Y Notes originally scheduled to mature May 3, 2017 at par value using borrowings under our Term Loan. We expect to borrow on our Term Loan or Credit Facility to refinance the MRP Shares that mature in 2017 ($8 million).

At February 28, 2017, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 423% for debt and 310% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 385%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 290% and the basic maintenance amount as stated in our rating agency guidelines.

As of February 28, 2017, our total leverage consisted 95% of fixed rate obligations and 5% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.56%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2017

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 179.2%
Equity Investments(1) — 179.2%
Midstream MLP(2) — 168.1%
Antero Midstream Partners LP	1,058	$36,303
Arc Logistics Partners LP	1,755	26,288
Buckeye Partners, L.P.	2,748	189,404
Cheniere Energy Partners, L.P.	314	10,273
Crestwood Equity Partners LP	1,363	35,298
DCP Midstream, LP	5,758	225,710
Dominion Midstream Partners, LP	267	8,249
Dominion Midstream Partners, LP — Convertible Preferred Units(3)(4)(5)	525	16,974
Enbridge Energy Management, L.L.C.(6)	2,210	38,457
Enbridge Energy Partners, L.P.	2,622	47,465
Energy Transfer Partners, L.P.(7)	10,691	404,232
EnLink Midstream Partners, LP	4,120	77,125
Enterprise Products Partners L.P.(8)	19,085	534,939
EQT Midstream Partners, LP	704	55,468
Global Partners LP	760	15,019
Magellan Midstream Partners, L.P.	2,304	178,547
Midcoast Energy Partners, L.P.	2,294	18,353
MPLX LP	4,753	176,867
MPLX LP — Convertible Preferred Units(3)(4)(9)	2,255	92,065
NGL Energy Partners LP	1,026	22,784
Noble Midstream Partners LP	284	13,788
NuStar Energy L.P.	174	9,095
ONEOK Partners, L.P.(10)(11)	6,577	344,511
PBF Logistics LP	1,474	30,589
Phillips 66 Partners LP	235	13,065
Plains All American Pipeline, L.P.(11)	8,902	285,584
Plains GP Holdings, L.P.(11)	140	4,602
Plains GP Holdings, L.P. — Plains AAP, L.P.(4)(11)(12)	1,278	41,993
Rice Midstream Partners LP	581	14,308
Shell Midstream Partners, L.P.	600	19,666
Spectra Energy Partners, LP	939	41,979
Sprague Resources LP	713	19,494
Summit Midstream Partners, LP	1,906	45,455
Sunoco Logistics Partners L.P.(7)	3,843	97,337
Tallgrass Energy Partners, LP	1,432	76,560
TC PipeLines, LP	303	18,519
Tesoro Logistics LP	499	28,104
Western Gas Partners, LP	3,774	234,626
Western Gas Partners, LP — Convertible Preferred Units(3)(4)(13)	67	4,138
Williams Partners L.P.	10,570	425,956

		3,979,189

Midstream Company — 7.5%
Targa Resources Corp.	3,137	177,221

Shipping MLP — 2.9%
Capital Product Partners L.P. — Class B Units(3)(4)(14)	3,030	22,151
Dynagas LNG Partners LP	563	9,198

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2017

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Shipping MLP (continued)
GasLog Partners LP	121	$2,875
Golar LNG Partners LP	1,344	30,297
Höegh LNG Partners LP	172	3,317

		67,838

General Partner MLP — 0.7%
Energy Transfer Equity, L.P.	927	17,471

Other
Clearwater Trust (3)(4)(11)(15)	N/A	30

Total Long-Term Investments — 179.2% (Cost — $2,830,473)		4,241,749

Debt		(826,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(300,000)
Deferred Income Tax Liability		(737,772)
Income Tax Receivable		7,891
Other Liabilities in Excess of Other Assets		(18,225)

Net Assets Applicable to Common Stockholders		$2,367,643

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(4)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 28, 2017, the aggregate value of restricted securities held by the Company was $177,351 (4.2% of total assets). See Note 7 — Restricted Securities.

(5)	On December 1, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“DM Convertible Preferred Units”) from Dominion Midstream Partners, LP (“DM”). The DM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.3135 per unit for the first two years and thereafter will pay the higher of (a) $0.3135 per unit or (b) the distribution that the DM Convertible Preferred Units would receive on an as converted basis. For the first two years, the distribution may be paid, at DM’s option, in cash or paid-in-kind units. After two years, the distribution will be paid in cash. The DM Convertible Preferred Units have a one-year lock-up through December 1, 2017. Holders of the DM Convertible Preferred Units may convert on a one-for-one basis to DM common units any time after December 1, 2018.

(6)	Dividends are paid-in-kind.

(7)	On April 26, 2017, Energy Transfer Partners, L.P. (“ETP”) and Sunoco Logistics Partners L.P. (“SXL”) voted to approve the previously announced unit-for-unit merger. The merger is expected to close on April 28, 2017.

(8)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(9)	On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2017

(amounts in 000’s)

(UNAUDITED)

pay a quarterly distribution of $0.528125 per unit for the first two years and thereafter will pay the higher of (a) $0.528125 per unit or (b) the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis. The MPLX Convertible Preferred Units have a one-year lock-up through May 13, 2017. Holders of the MPLX Convertible Preferred Units may convert on a one-for-one basis to MPLX common units any time after May 13, 2019.

(10)	On February 1, 2017, ONEOK, Inc. (“OKE”) and ONEOK Partners, L.P. (“OKS”) announced an agreement under which OKE will acquire all common units of OKS in a stock-for-unit transaction.

(11)	The Company believes that it is an affiliate of Clearwater Trust, Plains AAP, L.P. (“PAGP-AAP”), Plains All American Pipeline, L.P. (“PAA”) and Plains GP Holdings, L.P. (“PAGP”). The Company does not believe that it is an affiliate of OKS. See Note 5 — Agreements and Affiliations.

(12)	The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 28, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(13)	On April 15, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“WES Convertible Preferred Units”) from Western Gas Partners, LP (“WES”). The WES Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.68 per unit. During the first quarter of 2017, the Company entered into an early conversion agreement with WES (the “WES Conversion Agreement”) whereby the terms of the original purchase agreement were modified to allow the early conversion of the WES Convertible Preferred Units into common units on a one-for-one basis. Under the terms of the WES Conversion Agreement, fifty percent of the WES Convertible Preferred Units were converted into common units during the first quarter of 2017. The remaining fifty percent of the WES Convertible Preferred Units will convert into common units during the second quarter of 2017.

(14)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the first quarter.

(15)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2017

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,688,183)	$3,909,540
Affiliated (Cost — $142,290)	332,209

Total investments (Cost — $2,830,473)	4,241,749
Cash	528
Deposits with brokers	251
Receivable for securities sold	1,294
Dividends and distributions receivable	1,111
Income tax receivable	7,891
Deferred credit facility and term loan offering costs and other assets	2,014

Total Assets	4,254,838

LIABILITIES
Payable for securities purchased	7,595
Investment management fee payable	13,705
Accrued directors’ fees and expenses	127
Accrued expenses and other liabilities	8,183
Deferred income tax liability	737,772
Term loan	59,000
Notes	767,000
Unamortized notes issuance costs	(3,353)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (12,000,000 shares issued and outstanding)	300,000
Unamortized mandatory redeemable preferred stock issuance costs	(2,834)

Total Liabilities	1,887,195

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,367,643

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (114,011,997 shares issued and outstanding, 188,000,000 shares authorized)	$114
Paid-in capital	2,097,174
Accumulated net investment loss, net of income taxes, less dividends	(1,448,951)
Accumulated realized gains, net of income taxes	827,914
Net unrealized gains, net of income taxes	891,392

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,367,643

NET ASSET VALUE PER COMMON SHARE	$20.77

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2017

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$69,664
Affiliated investments	5,655

Total dividends and distributions	75,319
Return of capital	(63,845)
Distributions in excess of cost basis	(2,286)

Total Investment Income	9,188

Expenses
Investment management fees	13,705
Administration fees	305
Directors’ fees and expenses	130
Professional fees	122
Reports to stockholders	100
Custodian fees	54
Insurance	47
Other expenses	93

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	14,556
Interest expense including amortization of offering costs	7,560
Distributions on mandatory redeemable preferred stock including amortization of offering costs	3,085

Total expenses — before taxes	25,201

Net Investment Loss — Before Taxes	(16,013)
Current income tax expense	(101)
Deferred income tax benefit	4,953

Net Investment Loss	(11,161)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	45,704
Investments — affiliated	(127)
Current income tax benefit	349
Deferred income tax expense	(17,074)

Net Realized Gains	28,852

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	361,938
Investments — affiliated	(5,618)
Options	157
Deferred income tax expense	(130,814)

Net Change in Unrealized Gains	225,663

Net Realized and Unrealized Gains	254,515

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$243,354

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended November 30, 2016
OPERATIONS
Net investment loss, net of tax(1)	$(11,161)		$(69,048)
Net realized gains, net of tax	28,852		111,707
Net change in unrealized gains, net of tax	225,663		210,921

Net Increase in Net Assets Resulting from Operations	243,354		253,580

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(29,564	)(2)	—	(3)
Distributions — return of capital	(32,964	)(2)	(248,172	)(3)

Dividends and Distributions to Common Stockholders	(62,528)		(248,172)

CAPITAL STOCK TRANSACTIONS
Issuance of 665,037 shares of common stock	—		10,035	(4)
Issuance of 324,488 and 1,497,460 shares of common stock from reinvestment of dividends and distributions, respectively	6,036		23,736

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	6,036		33,771

Total Increase in Net Assets Applicable to Common Stockholders	186,862		39,179

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,180,781		2,141,602

End of period	$2,367,643		$2,180,781

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. Distributions in the amount of $2,899 paid to holders of MRP Shares during the three months ended February 28, 2017 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $17,811 paid to holders of MRP Shares for the fiscal year ended November 30, 2016 were characterized as distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(2)	The characterization of the distributions paid to common stockholders for the three months ended February 28, 2017 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2016 were characterized as distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(4)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $10,035 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2017

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$243,354
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	63,845
Distributions in excess of cost basis	2,286
Net realized gains	(45,577)
Net change in unrealized gains	(356,477)
Purchase of long-term investments	(121,180)
Proceeds from sale of long-term investments	86,752
Decrease in receivable for securities sold	21,328
Increase in dividends and distributions receivable	(201)
Decrease in income tax receivable	10,579
Amortization of deferred debt offering costs	399
Amortization of mandatory redeemable preferred stock offering costs	186
Increase in other assets	(138)
Decrease in payable for securities purchased	(1,967)
Increase in investment management fee payable	419
Increase in accrued directors’ fees and expenses	1
Decrease in premiums received on call option contracts written	(124)
Decrease in accrued expenses and other liabilities	(6,490)
Increase in deferred income tax liability	142,930

Net Cash Provided by Operating Activities	39,925

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under term loan	16,000
Cash distributions paid to common stockholders	(56,492)

Net Cash Used in Financing Activities	(40,492)

NET DECREASE IN CASH	(567)
CASH — BEGINNING OF PERIOD	1,095

CASH — END OF PERIOD	$528

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $6,036 pursuant to the Company’s dividend reinvestment plan.

During the three months ended February 28, 2017, interest paid related to debt obligations was $13,815 and income tax refunds received were $10,827.

The Company received $8,936 of paid-in-kind and non-cash dividends and distributions during the three months ended February 28, 2017. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended November 30,
			2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.18		$19.20	$36.71	$34.30
Net investment income (loss)(2)	(0.10)		(0.61)	(0.53)	(0.76)
Net realized and unrealized gain (loss)	2.24		2.80	(14.39)	5.64

Total income (loss) from operations	2.14		2.19	(14.92)	4.88

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	(0.26)		—	(2.15)	(2.28)
Common distributions — return of capital(3)	(0.29)		(2.20)	(0.48)	(0.25)

Total dividends and distributions — common	(0.55)		(2.20)	(2.63)	(2.53)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—
Effect of issuance of common stock	—		—	0.03	0.06
Effect of shares issued in reinvestment of distributions	—		(0.01)	0.01	—

Total capital stock transactions	—		(0.01)	0.04	0.06

Net asset value, end of period	$20.77		$19.18	$19.20	$36.71

Market value per share of common stock, end of period	$21.61		$19.72	$18.23	$38.14

Total investment return based on common stock market value(4)	12.8	%(5)	24.1%	(47.7)%	9.9%
Total investment return based on net asset value(6)	11.5	%(5)	14.6%	(42.8)%	14.8%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,367,643		$2,180,781	$2,141,602	$4,026,822
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%		2.5%	2.6%	2.4%
Other expenses	0.2		0.2	0.1	0.1

Subtotal	2.6		2.7	2.7	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9		2.8	2.4	1.8
Income tax expense(8)	6.2	(5)	7.9	—	8.3

Total expenses	10.7%		13.4%	5.1%	12.6%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%		(3.4)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	10.6	%(5)	12.5%	(51.7)%	13.2%
Portfolio turnover rate	2.1	%(5)	14.5%	17.1%	17.6%
Average net assets	$2,286,738		$2,031,206	$3,195,445	$3,967,458
Notes outstanding, end of period(9)	$767,000		$767,000	$1,031,000	$1,435,000
Credit facility outstanding, end of period(9)	$—		$—	$—	$—
Term loan outstanding, end of period(9)	$59,000		$43,000	$—	$51,000
Auction rate preferred stock, end of period(9)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$300,000		$300,000	$464,000	$524,000
Average shares of common stock outstanding	113,856,964		112,967,480	110,809,350	107,305,514
Asset coverage of total debt(10)	423.0%		406.3%	352.7%	406.2%
Asset coverage of total leverage (debt and preferred stock)(11)	310.3%		296.5%	243.3%	300.3%
Average amount of borrowings per share of common stock during the period(1)	$7.37		$7.06	$11.95	$13.23

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011	2010

Per Share of Common Stock(1)
Net asset value, beginning of period	$28.51	$27.01	$26.67	$20.13
Net investment income (loss)(2)	(0.73)	(0.71)	(0.69)	(0.44)
Net realized and unrealized gain (loss)	8.72	4.27	2.91	8.72

Total income (loss) from operations	7.99	3.56	2.22	8.28

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends(3)	(1.54)	(1.54)	(1.26)	(0.84)
Common distributions — return of capital(3)	(0.75)	(0.55)	(0.72)	(1.08)

Total dividends and distributions — common	(2.29)	(2.09)	(1.98)	(1.92)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.09	0.02	0.09	0.16
Effect of shares issued in reinvestment of distributions	—	0.01	0.01	0.02

Total capital stock transactions	0.09	0.03	0.10	0.18

Net asset value, end of period	$34.30	$28.51	$27.01	$26.67

Market value per share of common stock, end of period	$37.23	$31.13	$28.03	$28.49

Total investment return based on common stock market value(4)	28.2%	19.3%	5.6%	26.0%
Total investment return based on net asset value(6)	29.0%	13.4%	8.7%	43.2%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$3,443,916	$2,520,821	$2,029,603	$1,825,891
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%	2.1%
Other expenses	0.1	0.2	0.2	0.2

Subtotal	2.5	2.6	2.6	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	2.4	2.3	1.9
Income tax expense(8)	14.4	7.2	4.8	20.5

Total expenses	19.0%	12.2%	9.7%	24.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.5)%	(2.5)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.3%	11.6%	7.7%	34.6%
Portfolio turnover rate	21.2%	20.4%	22.3%	18.7%
Average net assets	$3,027,563	$2,346,249	$1,971,469	$1,432,266
Notes outstanding, end of period(9)	$1,175,000	$890,000	$775,000	$620,000
Credit facility outstanding, end of period(9)	$69,000	$19,000	$—	$—
Term loan outstanding, end of period(9)	$—	$—	$—	$—
Auction rate preferred stock, end of period(9)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$449,000	$374,000	$260,000	$160,000
Average shares of common stock outstanding	94,658,194	82,809,687	72,661,162	60,762,952
Asset coverage of total debt(10)	412.9%	418.5%	395.4%	420.3%
Asset coverage of total leverage (debt and preferred stock)(11)	303.4%	296.5%	296.1%	334.1%
Average amount of borrowings per share of common stock during the period(1)	$11.70	$10.80	$10.09	$7.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2009	2008	2007

Per Share of Common Stock(1)
Net asset value, beginning of period	$14.74	$30.08	$28.99
Net investment income (loss)(2)	(0.33)	(0.73)	(0.73)
Net realized and unrealized gain (loss)	7.50	(12.56)	3.58

Total income (loss) from operations	7.17	(13.29)	2.85

Dividends and distributions — auction rate preferred(2)(3)	(0.01)	(0.10)	(0.10)

Common dividends(3)	—	—	(0.09)
Common distributions — return of capital(3)	(1.94)	(1.99)	(1.84)

Total dividends and distributions — common	(1.94)	(1.99)	(1.93)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	0.12	—	0.26
Effect of shares issued in reinvestment of distributions	0.05	0.04	0.01

Total capital stock transactions	0.17	0.04	0.27

Net asset value, end of period	$20.13	$14.74	$30.08

Market value per share of common stock, end of period	$24.43	$13.37	$28.27

Total investment return based on common stock market value(4)	103.0%	(48.8)%	(4.4)%
Total investment return based on net asset value(6)	51.7%	(46.9)%	10.2%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,038,277	$651,156	$1,300,030
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.1%	2.2%	2.3%
Other expenses	0.4	0.3	0.2

Subtotal	2.5	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5	3.4	2.3
Income tax expense(8)	25.4	—	3.5

Total expenses	30.4%	5.9%	8.3%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.8)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	43.2%	(51.2)%	7.3%
Portfolio turnover rate	28.9%	6.7%	10.6%
Average net assets	$774,999	$1,143,192	$1,302,425
Notes outstanding, end of period(9)	$370,000	$304,000	$505,000
Credit facility outstanding, end of period(9)	$—	$—	$97,000
Term loan outstanding, end of period(9)	$—	$—	$—
Auction rate preferred stock, end of period(9)	$75,000	$75,000	$75,000
Mandatory redeemable preferred stock, end of period(9)	$—	$—	$—
Average shares of common stock outstanding	46,894,632	43,671,666	41,134,949
Asset coverage of total debt(10)	400.9%	338.9%	328.4%
Asset coverage of total leverage (debt and preferred stock)(11)	333.3%	271.8%	292.0%
Average amount of borrowings per share of common stock during the period(1)	$6.79	$11.52	$12.14

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the three months ended February 28, 2017 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the fiscal years ended November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the year.

(9)	Principal/liquidation value.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 28, 2017, the Company held 5.7% of its net assets applicable to common stockholders (3.2% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 28, 2017 was $135,358. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 91% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Company’s MLP investments is received. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three months ended February 28, 2017, the Company estimated $63,845 of return of capital and $2,286 of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes.

The following table sets forth the Company’s estimated return of capital portion of the distributions received from its investments.

For the Three Months Ended February 28, 2017
Return of capital portion of dividends and distributions received	85%
Return of capital — attributable to net realized gains (losses)	$606
Return of capital — attributable to net change in unrealized gains (losses)	63,239

Total return of capital	$63,845

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 28, 2017, the Company received $1,256 of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C. and $7,680 of non-cash distributions from its investments in Enterprise Products Partners L.P.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, the Company is assessing the anticipated impact of these regulatory developments and will adopt these when they become effective.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. In the first quarter of fiscal 2017, the Company adopted ASU No. 2015-03 and ASU No. 2015-15 and has classified the costs incurred to issue Notes and MRP Shares as a deduction from the carrying value of Notes and MRP Shares on the Statement of Assets and Liabilities. Previously, these issuance costs were capitalized as an asset on the Statement of Assets and Liabilities. Additionally, the Company has updated its disclosure in Notes 11 and 12 related to the unamortized Note and MRP Share issuance costs. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares. There was no financial reporting impact to information presented for prior periods as a result of this accounting standard update.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis at February 28, 2017, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$4,241,749	$4,064,398	$41,993	(1)	$135,358

(1)	The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 28, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at February 28, 2017. For the three months ended February 28, 2017, there were no transfers between Level 1 and Level 2.

As of February 28, 2017, the Company had Notes outstanding with aggregate principal amount of $767,000 and 12,000,000 shares of MRP Shares outstanding with a total liquidation value of $300,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $300,000 of MRP Shares, Series F ($125,000 liquidation value) is publicly traded on the NYSE. As a result, the Company categorizes this series of MRP Shares as Level 1. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($767,000 aggregate principal amount) and the remaining MRP Shares ($175,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2017, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series W, Y through GG and II through OO)	$767,000	$782,400
MRP Shares (Series B, C, H, I and J)	$175,000	$176,200
MRP Shares (Series F)	$125,000	$126,550

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2017.

Equity Investments
Balance — November 30, 2016	$126,321
Purchases	13,868
Transfers out to Level 1 and 2	(16,224)
Realized gains (losses)	—
Unrealized gains (losses), net	11,393

Balance — February 28, 2017	$135,358

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The purchases of $13,868 relates to the Company’s investments in Dominion Midstream Partners, LP convertible preferred units (December 2016).

The $16,224 transfers out to Level 1 relate to the Company’s investments in Rice Midstream Partners LP that became marketable during the first quarter of 2017 and Western Gas Partners, LP convertible preferred units which were partially converted into common units during the first quarter of 2017. The Company utilizes the beginning of the reporting period method for determining transfer between levels.

The $11,393 of net unrealized gains relates to investments that are still held at the end of the reporting period, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Western Gas Partners, LP (“WES”). During the first quarter of 2017, the Company entered into an early conversion agreement with WES (the “WES Conversion Agreement”) whereby the terms of the original purchase agreement were modified to allow the early conversion of the WES convertible preferred units into common units on a one-for-one basis. Under the terms of the WES Conversion Agreement, fifty percent of the WES convertible preferred units were converted into common units during the first quarter of 2017. The remaining fifty percent of the WES convertible preferred units will convert into common units during the second quarter of 2017. For the WES convertible preferred units that have not yet converted, the Company’s Board of Directors has determined that it is appropriate to value these units based on the market value of the publicly-traded WES units less a discount to account for the expected period of illiquidity until the conversion occurs.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”), Dominion Midstream Partners, LP (“DM”) and MPLX LP (“MPLX”) that were issued in private placements. The convertible preferred units are (in the case of CPLP), or will be (in the case of DM and MPLX), convertible on a one-for-one basis into common units and are senior to the underlying common units of CPLP, DM and MPLX in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for comparable companies for CPLP and DM and the credit spread of the partnership’s unsecured notes in the case of MPLX, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using the pricing model. For DM and MPLX, the Company applies a discount to the value derived from the convertible pricing model to account for the expected period of illiquidity. In each case, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. Clearwater Trust has agreed to sell this overriding royalty interest and is receiving monthly installment payments through September 2017 from the buyer as payment for this royalty interest. The Company values its interest in Clearwater Trust based on the discounted cash flow from the expected monthly installment payments. Generally an increase in the discount rate selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 28, 2017:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
WES – valued based on a discount to market value	$4,138	- Discount to publicly-traded securities	- Illiquidity discount	0.9%	0.9%	0.9%

DM and MPLX – valued based on pricing model	109,039	- Convertible pricing model	- Credit spread - Volatility - Illiquidity discount	4.0% 22.5% 0.4%	4.8% 25.0% 1.5%	4.3% 23.8% 0.6%

CPLP – valued based on pricing model	22,151	- Convertible pricing model	- Credit spread - Volatility - Discount for marketability	7.3% 40.0% 10.0%	8.0% 45.0% 10.0%	7.6% 42.5% 10.0%

Clearwater Trust	30	- Discounted cash flow	- Discount rate	20%	20%	20%

Total	$135,358

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2017, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	95.8%
Midstream Energy Companies	100.0%
Largest single issuer	12.6%
Restricted securities	4.2%

(1)

Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. On March 30, 2017, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2018 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the three months ended February 28, 2017, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Clearwater Trust — At February 28, 2017, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, serves as a director of ONEOK, Inc. (“OKE”). OKE is the general partner of ONEOK Partners, L.P. (“OKS”). Despite Mr. McCarthy’s participation on the board of OKE, the Company does not believe it is an affiliate of OKE or OKS because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the Company’s investments in affiliates as of February 28, 2017:

Investment	No. of Shares/Units (in 000’s)	Dividends and Distributions Received During the Three Months Ended February 28, 2017	Value
Clearwater Trust	N/A	$56	$30
Plains All American Pipeline, L.P.	8,902	4,896	285,584
Plains GP Holdings, L.P.	140	—	4,602
Plains GP Holdings, L.P. — Plains AAP, L.P.	1,278	703	41,993

Total		$5,655	$332,209

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

At February 28, 2017, the components of the Company’s current and deferred tax assets and liabilities are as follows.

Income tax receivable	$7,891
Deferred tax assets:
Net operating loss carryforwards — Federal	$111,941
Net operating loss carryforwards — State	8,394
Capital loss carryforwards — State	1,396
AMT credit carryforwards	3,631
Deferred tax liabilities:
Net unrealized gains on investment securities	(863,134)

Total deferred income tax liability, net	$(737,772)

During the first quarter of fiscal 2017, the Company received refunds of $10,790 related to federal carryback claims filed during the fourth quarter of fiscal 2016 and received $37 of state refunds. The income tax receivable of $7,891 includes (i) $7,740 of federal carryback claims that are expected to be filed shortly after filing the fiscal 2016 tax returns in August 2017 and (ii) state estimated overpayment amounts of $151. The Company is also exploring the ability to carry back claims to various states.

At February 28, 2017, the Company had a federal net operating loss carryforward of $328,551 (deferred tax asset of $111,941). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforward begins to expire in 2030. In addition, the Company has state net operating loss carryforwards of $309,988 (deferred tax asset of $8,394). The majority of the state net operating loss carryforwards expires during 2035.

At February 28, 2017, the Company had a state capital loss carryforward of $52,848 (deferred tax asset of $1,396). Realization of the capital loss carryforward is dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2021.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2017, the Company had alternative minimum tax (“AMT”) credit carryforwards of $3,631. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Three Months Ended February 28, 2017
Computed federal income tax expense at 35%	$(135,115)
State income tax expense, net of federal tax	(6,595)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(977)

Total income tax expense	$(142,687)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the three months ended February 28, 2017, the Company reduced its tax cost basis by $154,289 due to its fiscal 2016 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At February 28, 2017, the cost basis of investments for federal income tax purposes was $1,925,659. The cost basis for federal income tax purposes is $904,814 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 28, 2017, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$2,360,164
Gross unrealized depreciation of investments (including options, if any)	(44,074)

Net unrealized appreciation of investments	$2,316,090

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

7. Restricted	Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At February 28, 2017, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P. — Plains AAP, L.P.	(2)	(3)	1,278	$9,120	$41,993	$32.87	1.8%	1.0%

Level 3 Investments(4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,030	$17,672	$22,151	$7.31	0.9%	0.5%
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,639	30	N/A	—	—
Dominion Midstream Partners, LP
Convertible Preferred Units	12/1/16	(5)	525	13,868	16,974	32.31	0.7	0.4
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,148	92,065	40.82	3.9	2.2
Western Gas Partners, LP
Convertible Preferred Units	4/15/16	(5)	67	2,107	4,138	61.59	0.2	0.1

Total				$108,434	$135,358		5.7%	3.2%

Total of all restricted securities				$117,554	$177,351		7.5%	4.2%

(1)	The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of February 28, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three months ended February 28, 2017 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2016	1,000	$124
Options written	—	—
Options subsequently repurchased	—	—
Options exercised	(1,000)	(124)
Options expired	—	—

Options outstanding at February 28, 2017	—	$—

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of February 28, 2017, the Company did not have any interest rate swap contracts or any derivative instrument outstanding.

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations:

		For the Three Months Ended February 28, 2017
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$—	$157

9.    Investment Transactions

For the three months ended February 28, 2017, the Company purchased and sold securities in the amounts of $121,180 and $86,752 (excluding short-term investments and options, if any).

10.    Credit Facility and Term Loan

At February 28, 2017, the Company had a $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. For the three months ended February 28, 2017, the Company did not have any borrowings outstanding under the Credit Facility.

At February 28, 2017, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. For the three months ended February 28, 2017, the average amount outstanding under the Term Loan was $71,833 with a

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

weighted average interest rate of 2.05%. As of February 28, 2017, the Company had $59,000 outstanding under the Term Loan at an interest rate of 2.11%. The Company’s ability to borrow under the Term Loan is subject to meeting a minimum net asset threshold ($1,887,962 as of February 28, 2017). As of February 28, 2017, the Company’s net asset value ($2,367,643) exceeded this threshold.

As of February 28, 2017, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.    Notes

At February 28, 2017, the Company had $767,000 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes outstanding at February 28, 2017.

Series	Principal Outstanding, February 28, 2017	Unamortized Issuance Costs	Estimated Fair Value February 28, 2017	Fixed Interest Rate	Maturity Date
W	$31,000	$37	$32,100	4.38%	5/26/18
Y	20,000	6	20,100	2.91%	5/3/17
Z	15,000	38	15,400	3.39%	5/3/19
AA	15,000	48	15,500	3.56%	5/3/20
BB	35,000	131	36,300	3.77%	5/3/21
CC	76,000	317	79,400	3.95%	5/3/22
DD	75,000	207	75,800	2.74%	4/16/19
EE	50,000	201	50,800	3.20%	4/16/21
FF	65,000	309	66,200	3.57%	4/16/23
GG	45,000	236	45,800	3.67%	4/16/25
II	30,000	109	30,400	2.88%	7/30/19
JJ	30,000	142	30,700	3.46%	7/30/21
KK	80,000	474	82,900	3.93%	7/30/24
LL	50,000	235	50,300	2.89%	10/29/20
MM	40,000	218	40,300	3.26%	10/29/22
NN	20,000	114	20,100	3.37%	10/29/23
OO	90,000	531	90,300	3.46%	10/29/24

	$767,000	$3,353	$782,400

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of February 28, 2017, the weighted average interest rate on the outstanding Notes was 3.46%.

As of February 28, 2017, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At February 28, 2017, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At February 28, 2017, the Company had 12,000,000 shares of MRP Shares outstanding, with a total liquidation value of $300,000 ($25.00 per share). The table below sets forth the key terms of each series of the MRP Shares at February 28, 2017.

Series	Liquidation Value February 28, 2017	Unamortized Issuance Costs	Estimated Fair Value February 28, 2017	Rate	Mandatory Redemption Date
B	$8,000	$11	$8,100	4.53%	11/9/17
C	42,000	219	44,100	5.20%	11/9/20
F(1)	125,000	1,244	126,550	3.50%	4/15/20
H	50,000	426	50,400	4.06%	7/30/21
I	25,000	245	24,800	3.86%	10/29/22
J	50,000	689	48,800	3.36%	11/9/21

	$300,000	$2,834	$302,750

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.31 as of February 28, 2017.

Holders of the Series B, C, H, I and J MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the Series F MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

As of February 28, 2017, each series of MRP Shares was rated “A” by FitchRatings. The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series B, C, H, I and J	Series F
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 28, 2017, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At February 28, 2017, the Company had 188,000,000 shares of common stock authorized and 114,011,997 shares outstanding. As of February 28, 2017, KACALP owned 285,929 shares of the Company. Transactions in common shares for the three months ended February 28, 2017 were as follows:

Shares outstanding at November 30, 2016	113,687,509
Shares issued through reinvestment of distributions	324,488

Shares outstanding at February 28, 2017	114,011,997

14.    Subsequent Events

On March 30, 2017, the Company declared its quarterly distribution of $0.45 per common share for the first quarter. The total distribution of $51,305 was paid April 21, 2017. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,089 was reinvested into the Company through the issuance of 267,703 shares of common stock.

On April 18, 2017, Kroll Bond Rating Agency (“KBRA”) initiated coverage on the Company’s Notes and MRP Shares. KBRA has assigned a rating of “AAA” on the Company’s Notes and “A+” on the Company’s MRP Shares.

On April 24, 2017, the Company redeemed all $20 million of its Series Y Notes originally scheduled to mature May 3, 2017 at par value.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION REGARDING CHANGES TO INVESTMENT POLICY

(UNAUDITED)

On April 20, 2017, the Company’s Board of Directors approved the following change to its non-fundamental investment policy related to the use of leverage:

The prior policy allowed for the Company to utilize borrowings and preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represented approximately 30% of total assets, including proceeds from such Leverage Instruments. The revised policy has established target leverage levels of approximately 25-30% of total assets, including proceeds from such Leverage Instruments.

The revised policy will be effective June 30, 2017, as follows:

“Under normal market conditions, the Company’s policy is to utilize borrowings and preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 25%-30% of total assets (the “target leverage levels”), including proceeds from such Leverage Instruments. However, the Company reserves the right at any time, based on market conditions, (i) to reduce the target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.”

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

James C. Baker	President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.